SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement	[ ] Confidential, For Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

------------------------------------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Insured Municipal Bond Fund

(Name of Registrant as Specified in Its Charter)
------------------------------------------------------------------------------------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:
------------------------------------------------------------------------------------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:
------------------------------------------------------------------------------------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
------------------------------------------------------------------------------------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
------------------------------------------------------------------------------------------------------------------------------------------------------------

(5) Total fee paid:
------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
------------------------------------------------------------------------------------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:
------------------------------------------------------------------------------------------------------------------------------------------------------------

(3) Filing Party:
------------------------------------------------------------------------------------------------------------------------------------------------------------

(4) Date Filed:
------------------------------------------------------------------------------------------------------------------------------------------------------------

EATON VANCE INSURED FLORIDA PLUS MUNICIPAL BOND FUND

Recently we sent you proxy materials regarding the Special Meeting of Shareholders. Our records indicate that we have not received your important vote. We urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the Meeting and avoid the possibility of an adjournment.

EVERY VOTE COUNTS

You may think your vote is not important, but your participation is critical to hold the meeting, so please vote immediately. Any additional solicitations are costly and time-consuming. We urge you to vote your proxy now. You and all other shareholders will benefit from your cooperation.

YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

1-866-776-7031

Florida Plus Fund has made it very easy for you to vote.
Please vote now to be	Choose one of the following methods:

sure your vote is	•	Speak to a Proxy Specialist by calling the
number above. We can answer any of
received in time for the		your proxy related questions and record
your vote. (Open: M-F 9:30am – 9pm, Sat
October 31, 2008		10am – 6pm Eastern Time)
	•	Log on to the website noted on your proxy
Special Meeting of		card, enter the control number printed on
the card, and vote by following the on-
Shareholders.		screen prompts.

Thank you	•	Dial the toll-free phone number on the
proxy card, enter the control number
for your participation.		printed on the card and follow the
touchtone prompts.

	•	Mail in your signed proxy card in the
envelope provided.

Voting takes only a few minutes. PLEASE VOTE TODAY.

(If you have recently voted, please disregard this notice.)